Business Combination, Significant Transaction and Sale of Business (Details) - Schedule of estimated fair values of the assets acquired and liabilities at the date of acquisition - Ofek Aerial Photography Ltd [Member]
$ in Thousands
Mar. 13, 2020 USD ($)
Business Combination, Significant Transaction and Sale of Business (Details) - Schedule of estimated fair values of the assets acquired and liabilities at the date of acquisition [Line Items]
Net assets excluding cash acquired	$ 4,857
Fixed assets	3,993
Investment in company accounted for at equity method	824
Intangible assets	874
Dividend payable to former shareholder	(7,069)
Deferred tax, net	(34)
Non-controlling interests	(995)
Goodwill	1,481
Total assets acquired net of acquired cash	$ 3,931